UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 16, 2002

     SSB VEHICLE SECURITIES INC. (as depositor under the Sales and Servicing Agreement, dated as of October 1, 2002, providing for, inter alia, the issuance of SSB Vehicle Securities Inc. SSB Auto Loan Trust 2002-1)

                          SSB VEHICLE SECURITIES INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-63005-04               13-4010808
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

390 Greenwich Street
New York, New York                                             10013
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)816-6000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's SSB Vehicle Securities Inc. SSB Auto Loan Trust 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Sale and Servicing Agreement dated as of October 1, 2002 (the "Sale and Servicing Agreement"), by and among, the Company, as depositor, SSB Auto Loan Trust 2002-1 (the "Issuer"), as issuer, Salomon Brothers Realty Corp., as seller, Systems & Services Technologies, Inc., as servicer and custodian, JPMorgan Chase Bank (the "Bond Administrator), as bond administrator, and Bank One, NA, as indenture trustee (the "Trustee"). The Issuer, the Bond Administrator and the Trustee entered into an indenture dated as of October 1, 2002 (the "Indenture"). The Company and Wilmington Trust Company entered into a trust agreement dated as of October 1, 2002 (the "Trust Agreement").

     On December 16, 2002 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 16, 2002 is filed as
               Exhibit 99.1 hereto.

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SSB VEHICLE SECURITIES INC.
SSB VEHICLE SECURITIES INC. SSB AUTO LOAN TRUST 2002-1
------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as
                                  Bond Administrator under the Agreement
                                  referred to herein




Date:  December 31, 2002          By:   /s/  Jennifer H. McCourt
                                        ---------------------------------------
                                        Jennifer H. McCourt
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 16, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 16, 2002

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

                                 SSB Auto Loan Trust 2002-1
                                Statement to Certificate Holders
                                      December 16, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       195,000,000.00    195,000,000.00    62,103,693.30      305,486.46    62,409,179.76     0.00      0.00      132,896,306.70
A2       243,000,000.00    243,000,000.00             0.00      407,632.50       407,632.50     0.00      0.00      243,000,000.00
A3       106,000,000.00    106,000,000.00             0.00      230,285.00       230,285.00     0.00      0.00      106,000,000.00
A4        73,746,000.00     73,746,000.00             0.00      195,365.45       195,365.45     0.00      0.00       73,746,000.00
B         18,121,000.00     18,121,000.00             0.00       53,819.37        53,819.37     0.00      0.00       18,121,000.00
C          9,884,000.00      9,884,000.00             0.00       37,419.18        37,419.18     0.00      0.00        9,884,000.00
D         13,178,000.00     13,178,000.00             0.00       96,638.67        96,638.67     0.00      0.00       13,178,000.00
CERT               0.00              0.00             0.00    1,070,855.19     1,070,855.19     0.00      0.00                0.00
TOTALS   658,929,000.00    658,929,000.00    62,103,693.30    2,397,501.82    64,501,195.12     0.00      0.00      596,825,306.70
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      78645MAA3   1,000.00000000    318.48047846     1.56659723    320.04707569          681.51952154       A1     1.658750 %
A2      78645MAB1   1,000.00000000      0.00000000     1.67750000      1.67750000        1,000.00000000       A2     1.830000 %
A3      78645MAC9   1,000.00000000      0.00000000     2.17250000      2.17250000        1,000.00000000       A3     2.370000 %
A4      78645MAD7   1,000.00000000      0.00000000     2.64916673      2.64916673        1,000.00000000       A4     2.890000 %
B       78645MAE5   1,000.00000000      0.00000000     2.97000000      2.97000000        1,000.00000000       B      3.240000 %
C       78645MAF2   1,000.00000000      0.00000000     3.78583367      3.78583367        1,000.00000000       C      4.130000 %
D       78645MAG0   1,000.00000000      0.00000000     7.33333359      7.33333359        1,000.00000000       D      8.000000 %
TOTALS              1,000.00000000     94.24944615     3.63848278     97.88792893          905.75055385
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                            Joseph M. Costantino
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-5435
                               Fax: 212) 623-5933
                           Email: Joseph.M.Costantino@chase.com

Sec. 5.07 (a),(b)           Collections received with respect to the Receivables
                            New Contracts Boarded                                                                      0.00
                            Deleted Loan                                                                         130,892.02
                            Total Loan Payments                                                               65,188,826.52
                            Principal Recoveries (Collections on Charged Off Loans)                                1,588.00
                            Interest Recoveries (Collections on Charged Off Loans)                                     0.00
                            Miscellaneous Servicer Collections                                                   214,066.36
                            Less Reimburseable Miscellaneous Servicer Collections                                207,925.09
                            Less Liquidation Expenses Owed Servicer                                                1,588.00
                            Less Net Pay Ahead Activity                                                           58,903.42

Sec. 5.07 (c),(d),(e),(f)   Principal Allocations
                            Regular Principal Allocation                                                      19,767,299.99
                            Regular Principal Allocation per $1,000 original principal balance                  29.99908947
                            First Allocation of Principal                                                     14,331,393.31
                            First Allocation of Principal per $1,000 original principal balance                 21.74949287
                            Second Allocation of Principal                                                    18,121,000.00
                            Second Allocation of Principal per $1,000 original principal balance                27.50064503
                            Third Allocation of Principal                                                      9,884,000.00
                            Third Allocation of Principal per $1,000 original principal balance                 15.00007591

Sec. 5.07 (g)               Pool Balance
                            Beginning Pool Balance                                                           658,929,998.89
                            Ending Pool Balance                                                              603,414,606.69

Sec. 5.07 (h)               Principal Distribution Amounts
                            Principal Distribution - A-1                                                      62,103,693.30
                            Principal Distribution - A-2                                                               0.00
                            Principal Distribution - A-3                                                               0.00
                            Principal Distribution - A-4                                                               0.00
                            Principal Distribution - B                                                                 0.00
                            Principal Distribution - C                                                                 0.00
                            Principal Distribution - D                                                                 0.00

Sec. 5.07(i),(j)            Fees Paid
                            Servicing Fee                                                                        797,457.43
                            Servicing Fee per $1,000 original principal balance                                  1.21023088
                            Owner Trustee Fee                                                                        458.33
                            Owner Trustee Fee per $1,000 original principal balance                              0.00069557
                            Indenture Trustee Fee                                                                  5,000.00
                            Indenture Trustee Fee per $1,000 original principal balance                          0.00758806
                            Bond Administrator Fee                                                                     0.00
                            Bond Administrator Fee per $1,000 original principal balance                         0.00000000

Sec. 5.07 (k)               Current Period Losses
                            Realized Losses                                                                       23,586.74
                            Realized Losses per $1,000 original principal balance                                0.03579552
                            Cram Down Losses                                                                           0.00
                            Cram Down Losses per $1,000 original principal balance                               0.00000000

Sec. 5.07 (l),(o)           Current Period Liquidated or Purchased Receivables
                            Contract Value of Liquidated Receivables                                              23,586.74
                            Contract Value of Purchased Receivables                                                    0.00
                            Purchase Amounts for Receivables                                                           0.00

Section 5.07(m)             Delinquency Information
                             Group Totals
                                                                       Principal
                             Period                Number                Balance              Percentage
                            30-59 days              663               6,666,603.00             1.10 %
                            60-89 days              116               1,308,199.00             0.22 %
                            90+days                  93                 915,761.00             0.15 %
                             Total                  872               8,890,563.00             1.47 %

Sec. 5.07 (n)               Interest Distribution Amounts
                            Interest Distribution - A-1                                                         305,486.46
                            Unpaid Interest - A-1                                                                     0.00
                            Remaining Unpaid Interest - A-1                                                           0.00

                            Interest Distribution - A-2                                                         407,632.50
                            Unpaid Interest - A-2                                                                     0.00
                            Remaining Unpaid Interest - A-2                                                           0.00

                            Interest Distribution - A-3                                                         230,285.00
                            Unpaid Interest - A-3                                                                     0.00
                            Remaining Unpaid Interest - A-3                                                           0.00

                            Interest Distribution - A-4                                                         195,365.45
                            Unpaid Interest - A-4                                                                     0.00
                            Remaining Unpaid Interest - A-4                                                           0.00

                            Interest Distribution - B                                                            53,819.37
                            Unpaid Interest - B                                                                       0.00
                            Remaining Unpaid Interest - B                                                             0.00

                            Interest Distribution - C                                                            37,419.18
                            Unpaid Interest - C                                                                       0.00
                            Remaining Unpaid Interest - C                                                             0.00

                            Interest Distribution - D                                                            96,638.67
                            Unpaid Interest - D                                                                       0.00
                            Remaining Unpaid Interest - D                                                             0.00


Sec. 5.07 (p)               Repossession Information
                            Number of Receivables as to which vehicles have been Repossessed                             52
                            Balance of Receivables as to which vehicles have been Repossessed                    555,168.87

Sec. 5.07 (q)               Extension Information
                            Number of Extensions Granted                                                                 99
                            Principal Amount of Extensions Granted                                             1,092,153.61
                            Extensions Granted per $1,000 original principal balance                             1.65746530

Sec. 5.07 (r)               Aggregate Contract Value of Receivables that are 60 days or more delinquent
                            (including Receivables relating to Financed Vehicles that have been repossessed), as of such
                            Determination Date, as a percentage of the aggregate Contract Value of the Receivables as of
                            such Determination Date.                                                               0.4606 %

Sec. 5.07 (s)               Overcollateralization Amounts
                            Overcollateralization Target Amount                                                6,589,299.99
                            Ending Overcollateralization Amount                                                6,589,299.99

Sec. 5.07 (t)               Cumulative Net Loss Rate                                                                0.0036 %

Sec. 5.07 (u)               Pool Annualized Net Loss Rate                                                           0.0036 %

Sec. 5.07 (v)               Pool Delinquency Rate                                                                   1.4734 %

Sec. 5.07 (w)               The monthly average of the ratio of (x) qualified loan collectors employed by the Servicer for contracts related to motor vehicles to (y) Receivables serviced by the Servicer pursuant to the Agreement.
                            Qualified Loan Collectors Count Ratio equals 1:                                           2,100
                            Balance of Receivables Serviced Ratio equals 1:                                   21,711,988.66

Sec. 5.07                   Initial Distributable Amount                                                       1,073,814.73



                                                                    Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



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